RECORDING REQUESTED BY & RETURN TO:
Timberline Resources Corporation
c/o Stephen Goss, President
P.O. Box 5034
Spokane, Washington 99205

QUITCLAIM DEED AND ASSIGNMENT

This Deed and Assignment is made effective as of the 1st day of February, 2006, by and between HECLA MINING COMPANY, a Delaware corporation ("Hecla"), with its principal place of business at 6500 N. Mineral Drive, Suite 200, Coeur d'Alene, Idaho 83815-9408, and TIMBERLINE RESOURCES CORPORATION, an Idaho corporation ("Timberline"), with its principal place of business at c/o Stephen Goss, President, P.O. Box 5034, Spokane, Washington 99205. Timberline and Hecla may be referenced jointly in this Deed and Assignment as the "Parties."

A. WHEREAS, Hecla owns or controls certain mining claims and other real property interests more specifically described in the attached Schedule 1 (hereinafter referred to as the "Hecla Properties");

B. WHEREAS, Timberline owns or controls certain mining claims and other real property interests more specifically described in the attached Schedule 2 (hereinafter referred to as the "Timberline Properties"). (The Timberline Properties and the Hecla Properties shall be referenced collectively as the "Mineral Properties");

C. WHEREAS, Hecla and Timberline are parties to that certain unrecorded Earn-In Agreement dated effective as of December 1, 2004 (the "Earn-In Agreement");

D. WHEREAS, pursuant to the terms of the Earn-In Agreement, Hecla has elected to transfer the Hecla Properties to Timberline and enter into a Royalty Deed and Agreement covering the Mineral Properties (the "Royalty Deed and Agreement");

E. WHEREAS, concurrently with the execution of this Deed and Assignment, the Parties have entered into the Royalty Deed and Agreement; and

F. WHEREAS, in connection with such election, the Earn-In Agreement requires Hecla to transfer the Hecla Properties to Timberline and to quitclaim any interest Hecla has in the Timberline Properties under the Earn-In Agreement to Timberline.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration received under the Earn-In Agreement:

(1) Hecla hereby quitclaims to Timberline Hecla's entire interest in the Hecla Properties, TO HAVE AND TO HOLD, all and singular the Hecla Properties, together with the tenements, hereditaments and appurtenances belonging thereto, or in anywise appertaining, and the rents, issues and profits of such property all to Timberline and Timberline's successors and assigns forever, subject to the Royalty Deed and Agreement; and

(2) Hecla hereby quitclaims to Timberline Hecla's entire interest (if any) in the Timberline Properties, TO HAVE AND TO HOLD, all and singular the Timberline Properties, together with the tenements, hereditaments and appurtenances belonging thereto, or in anywise appertaining, and the rents, issues and profits of such property all to Timberline and Timberline's successors and assigns forever, subject to the Royalty Deed and Agreement.

Notwithstanding the quitclaim nature of this conveyance, Hecla agrees that the representations and warranties made by Hecla in Article II of the Earn-In Agreement are incorporated into this Deed and Assignment in their entirety by this reference and shall be deemed to have been made again (and shall be true and correct) as of the date of this Deed and Assignment.

IN WITNESS WHEREOF, has caused this Quitclaim Deed to be effective on the day and year first above written.

TIMBERLINE RESOURCES CORPORATION

By: Stephen Goss
Stephen V. Goss
President

HECLA MINING COMPANY

By: Ronald W. Clayton
Ronald W. Clayton
Vice President-North American Operations

ACKNOWLEDGEMENTS

STATE OF IDAHO)
) ss.
County of Kootenai)

The foregoing instrument was acknowledged before me this 23rd day of January, 2006, by Ronald W. Clayton, the Vice President-North American Operations of Hecla Mining Company, a Delaware corporation, on behalf of said corporation.

ANN C. ROBISON NOTARY PUBLIC STATE OF IDAHO

Ann C. Robison
Notary Public in and for the
State of Idaho
Residing at Hayden
My commission expires 10/31/2006

STATE OF WASHINGTON)
) ss.
County of Spokane)

The foregoing instrument was acknowledged before me this 25th day of January, 2006, by Stephen V. Goss, the President of Timberline Resources Corporation, an Idaho corporation, on behalf of said corporation.

DIANNA G. RESSA COMMISSION EXPIRES NOTARY PUBLIC 11-28-07 STATE OF WASHINGTON

Dianna G. Ressa
Notary Public in and for the
State of Washington
Residing at Spokane
My commission expires 11/28/07

SCHEDULE 1

HECLA PROPERTIES

Patented Mining Claims and Other Real Property Interests (***mineral estate only***) located in Section 13, Township 48 North, Range 5 East, and Sections 18, 19, 20, 29 and 30, Township 48 North, Range 6 East, Shoshone County, Idaho:

Mineral Survey 1879/Parcel MC0069
Boxer
Lone Star
Nineteen Hundred
Snowstorm
Snowstorm Fraction

Mineral Survey 2063/Parcel MC0289
Snow Cap
Snowdrift
Snow Peak

Mineral Survey 2066A/Parcel MC0289
Illinois
Liberty
Protection
Snowstorm Cloud

Mineral Survey 2104/Parcel MC0289
Midlight
Moonlight
Starlight
Sunlight

Mineral Survey 2223/Parcel MC0106
Calumet
Calumet Fraction
Go Between
John H.
Lucky
Mortel
Saturday
Settin Sun
Tamarack

Mineral Survey 2302/Parcel MC0067
Nellie

Mineral Survey 2358/Parcel MC0067
Bull Pen
Independent Fraction
San Quentin

Mineral Survey 2670/Parcel MC0067
Manistee
Missoula
Rose

Mineral Survey 2670/Parcel MC0069
Ground Squirrel
Lost Horse
Olive
Slide
Slide Fraction
Wisconsin
Wisconsin Fraction

Mineral Survey 2724A/Parcel MC0067
Little Bert
Mabel May No. 2

Mineral Survey 2737/Parcel MC0067
Babb
Emma Mine
Mary Mine
Schneider

Parcel 48N06E19-1350
Lot 13

HECLA PROPERTY AGREEMENTS

Timberland Sale and Purchase Agreement by and between Hecla Mining Company, Abot Mining Company, Consolidated Silver Corporation, Moonlight Mining Company, Nine Corporation and Wall Street Mining Company, as Seller, and Louisiana-Pacific Corporation, as Buyer, dated February 28, 1992, affecting the surface interests of MS 2223, 2302, 2358, 2724A, 2737 and Lot 13.

Stock Purchase Agreement and Property Exchange Agreement by and between Hecla Mining Company and Silver Mountain Lead Mines, both dated May 24, 1999, affecting the surface interests of MS 1879, 2063, 2066A and 2104.